SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
                 REVOLVING CREDIT AGREEMENT

             NEW ENGLAND BUSINESS SERVICE, INC.




           SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 26, 2002 (this "Amendment"), by and among NEW ENGLAND BUSINESS SERVICE, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 500 Main Street, Groton, Massachusetts 01471, and the Subsidiaries of the Borrower listed on the signature pages hereto (the "Guarantors"), FLEET NATIONAL BANK, formerly known as BankBoston, N.A., a national banking association ("Fleet"), and the other lending institutions listed on Schedule 1 to the Credit Agreement referred to below (together with Fleet, the "Banks"), FLEET NATIONAL BANK, formerly known as BankBoston, N.A., as agent for itself and such other lending institutions (the "Agent"), and CITIZENS BANK OF MASSACHUSETTS, as syndication agent.

            WHEREAS, the Borrower, the Banks and the Agent are parties to a Second Amended and Restated Revolving Credit Agreement dated as of July 13, 2001 (as amended and in effect from time to time, the "Credit Agreement," capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower has requested that, in connection with the Borrower's purchase of additional shares of the capital stock of Advantage Payroll Services, Inc. (formerly known as Advantage Business Services Holdings, Inc.), the Agent and the Banks amend the Credit Agreement to permit such purchase and to make certain other revisions as set forth in detail below;

     WHEREAS, subject to the terms and conditions set forth herein, the Borrower, the Banks, and the Agent have agreed to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Credit Agreement as follows:

     1.    Amendment to 1.1 of the Credit
     Agreement.   Section  1.1 of the  Credit  Agreement  is
     hereby amended by deleting the definition of Advantage in its entirety and substituting in lieu thereof the following definition:

            "Advantage.  Advantage Payroll Services, Inc., a
Delaware  corporation, formerly known as Advantage  Business
Services Holdings, Inc."

     2.      Amendment to 7.3 of the Credit
Agreement.   Section 7.3 of the Credit Agreement  is  hereby
amended  by  deleting from subsection (p) thereof  the  text
"7.5.1(d)"  and  substituting  in  lieu  thereof  the   text
"7.5.1(e)".

     3.       Amendment to 7.5.1 of the Credit
Agreement.  Section 7.5.1 of the Credit Agreement is  hereby amended by:

     (a)      Deleting from subsection (d) thereof the  text
"of Advantage after the Closing Date" and substituting in lieu thereof the text "of Advantage after the Closing Date but prior to August 10, 2001";

     (b)      Deleting, from the end thereof the text  "or
(e) Permitted Joint Ventures" and substituting in lieu thereof the following new subsections (e) and (f):

     "(e)     so long as no Default or Event of Default has
occurred and is continuing or would occur as a result thereof, the acquisition by the Borrower, upon the exercise of its rights under the Common Stock Purchase Warrant for Shares of Advantage Business Services Holdings, Inc. dated as of August 9, 2001, of (i) (A) up to 320,932 of the shares of the common stock of Advantage for an exercise price per share of $12.67 and an aggregate purchase price not to exceed $4,066,208.44; provided that such shares are purchased or acquired on or before July 2, 2002; and (B) consisting of up to 106,977.2 shares of the common stock of Advantage for an exercise price per share of $12.67 and an aggregate purchase price not to exceed $1,355,398.59; provided that such shares are purchased or acquired on or before March 15, 2003; or (ii) upon and subject to the occurrence of the consummation of any sale in an underwritten public offering registered under the Securities Act of 1933 of Advantage's common stock (the "Advantage IPO"), up to 1,069,772 shares of the common stock of Advantage for an exercise price of $12.67 per share and an aggregate purchase price not to exceed $13,554,011.24; provided that the consummation of the Advantage IPO shall occur on or before September 30, 2002; provided further that the number and exercise price per share described in clauses
(i)(A) and (B) and (ii) above may be adjusted proportionately to reflect any stock split or stock dividend by Advantage; or (f) Permitted Joint Ventures."

     4.        Amendment of Schedule 7.3 to  the  Credit
Agreement. Schedule 7.3 to the Credit Agreement is hereby deleted in its entirety, and Schedule 7.3 attached hereto is hereby substituted in lieu thereof.

     5.        Representations and Warranties.   Each  of  the
Borrower and the Guarantors hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in 6 below are met, as follows:

           (a) The execution and delivery by each of the Borrower and the Guarantors of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower or any of the Guarantors in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by each of the Borrower and the Guarantors of any of their obligations and agreements under the Amendment Documents and the Credit Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrower and the Guarantors, have been authorized by all necessary corporate proceedings on behalf of each of the Borrower and the Guarantors, and do not and will not contravene any provision of law or the Borrower's charter or any of the Guarantors' charters, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower or any of the Guarantors.

      (b) Each of the Amendment Documents and the Credit Agreement and other Loan Documents, as amended hereby, to which the Borrower or any of the Guarantors is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except
as   limited   by  bankruptcy,  insolvency,  reorganization,
moratorium   or  similar  laws  relating  to  or   affecting
generally the enforcement of creditors' rights.

      (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower or any of the Guarantors of the Amendment Documents or the Credit Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrower or any of the Guarantors of the transactions among the parties contemplated hereby and thereby or referred to herein.

     (d)        The representations and warranties contained
in 5 of the Credit Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to
the   extent   of   changes  resulting   from   transactions
contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof.

      (e) Each of the Borrower and the Guarantors has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

      (f)       Each  of  the  Borrower  and  the  Guarantors
acknowledges   and  agrees  that  the  representations   and
warranties contained in this Amendment shall constitute representations and warranties referred to in 11.1(e) of the Credit Agreement, a breach of which shall constitute an Event of Default.

        6. Effectiveness. This Amendment shall become effective as of the date first written above (the "Effective Date"), upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent:

     (a) This Amendment shall have been duly executed and delivered by each of the Agent, the Majority Banks, the Borrower and the Guarantors and shall be in full force and effect;

      (b) The Agent shall have received, for the pro rata account of each Bank which executes and delivers to the Agent this Amendment on or before April 26, 2002, an amendment fee equal to .075% of such Bank's Commitment; and

     (c) Such other items, documents, agreements, items or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

      7.         Miscellaneous Provisions.

      (a)        Each of the Borrower and the Guarantors
hereby ratifies  and confirms all of its Obligations to  the
Agent and the Banks under the Credit Agreement, as amended hereby,and the other Loan Documents, including, without limitation,the Loans, and each of the Borrower and the Guarantors hereby affirms its absolute and unconditional
promise to pay to   the  Banks  and  the  Agent  the  Loans,
reimbursement obligations and all other amounts due or to
become  due  and payable  to  the  Banks  and  the  Agent
under  the  Credit Agreement  and the other Loan Documents,
as amended  hereby. Except  as  expressly amended hereby,
each  of  the  Credit Agreement  and  the other Loan Documents
shall  continue  in full  force  and  effect.   This Amendment
and  the  Credit Agreement shall hereafter be read and construed
together  as a   single  document,  and  all  references  in  the
Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

      (b) Without limiting the expense reimbursement requirements set forth in 14 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     (c)         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
IN   ACCORDANCE  WITH  THE  LAWS  OF  THE  COMMONWEALTH   OF
MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT  OF  LAWS)  AND
SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE  WITH
SUCH LAWS.

      (d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

      IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                              BORROWER:

                              NEW ENGLAND BUSINESS SERVICE,
                              INC.



                              By:  /s/ Daniel M.Junius
                                 Name:  Daniel M. Junius
                                 Title:    Senior Vice
                                      President, CFO and
                                      Treasurer


                              BANKS:

                              FLEET NATIONAL BANK formerly
                              known as BankBoston, N.A.,
                              individually and as Agent



                              By: /s/ Irene Bertozzi Bartenstein
                                 Name:  Irene Bertozzi
                                      Bartenstein
                                 Title:  Vice President


                              KEY BANK N.A.


                              By:/s/ Lisa Turilli
                                  Name:  Lisa Turilli
                                  Title:  Vice President


                              CITIZENS BANK OF
                              MASSACHUSETTS,
                              as successor to USTrust


                              By:/s/ Daniel Bernard
                                  Name:  Daniel Bernard
                                  Title:  Vice President

                              SUNTRUST BANK


                              By:/s/ Karen C. Copeland
                                  Name:  Karen C. Copeland
                                  Title:  Vice President


                              NATIONAL CITY BANK


                              By:/s/ Tara M. Handforth
                                  Name:  Tara M. Handforth
                                  Title:  Assistant Vice
                              President


                              THE BANK OF NOVA SCOTIA


                              By:/s/ Michael R. Bradley
                                  Name:  Michael R. Bradley
                                  Title:  Authorized
                              Signatory


                              BANKNORTH, N.A.


                              By:/s/ Jon R. Sundstrom
                               Name:  Jon R. Sundstrom
                               Title:  Senior Vice President


                              WEBSTER BANK


                              By:/s/ Matthew Daly
                                  Name:  Matthew Daly
                                  Title:  Vice President

                       Signature page
                   to the Second Amendment

     Each of the undersigned hereby acknowledges the foregoing Second Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Credit Agreement, as so amended, and the other Loan
Documents.


                              MCBEE SYSTEMS, INC.



                              By: /s/ Daniel M. Junius
                                 Name:  Daniel M. Junius
                                 Title: Treasurer



                              CHISWICK, INC.



                              By: /s/ Daniel M. Junius
                                 Name:  Daniel M. Junius
                                 Title: Treasurer



                              PREMIUMWEAR, INC.



                              By: /s/ Daniel M. Junius
                                 Name:  Daniel M. Junius
                                 Title: Treasurer



                              RAPIDFORMS, INC.



                              By: /s/ Daniel M. Junius
                                 Name:  Daniel M. Junius
                                 Title: Treasurer

                              RUSSELL & MILLER, INC.



                              By: /s/ Daniel M. Junius
                                 Name:  Daniel M. Junius
                                 Title: Treasurer


                              R&M TRUST
                              Robert J. Murray, Daniel M.
                              Junius and Craig Barrows, as
                              Trustees under Declaration of
                              Trust of R&M Trust dated July
                              20, 1998 and filed with the
                              Secretary of the Commonwealth
                              of Massachusetts on July 27,
                              1998, and not individually

                              By: /s/ Daniel M. Junius
                                Daniel M. Junius, as
                                Trustee under said
                                Declaration of Trust and
                                not individually

                              By: /s/ Craig Barrows
                                Craig Barrows, as Trustee
                                under said
                                Declaration of Trust and
                                not individually


                              CHISWICK TRUST
                              Robert J. Murray, Daniel M.
                              Junius and Craig Barrows, as
                              Trustees under Declaration of
                              Trust of Chiswick Trust dated
                              September 15, 1999 and filed
                              with the Secretary of the
                              Commonwealth of Massachusetts
                              on September 17, 1999, and not
                              individually

                              By: /s/ Daniel M. Junius
                                Daniel M. Junius, as
                                Trustee under said
                                Declaration of Trust and
                                not individually

                              By: /s/ Craig Barrows
                              Craig Barrows, as Trustee
                                under said
                                Declaration of Trust and
                                not individually

                              VERIPACK.COM, INC.



                              By: /s/ Daniel M. Junius
                                 Name:  Daniel M. Junius
                                 Title: Treasurer



                              PWI HOLDINGS, INC.



                              By: /s/ Daniel M. Junius
                                 Name:  Daniel M. Junius
                                 Title: Treasurer



                              NEBS INTERACTIVE, INC.



                              By: /s/ Daniel M. Junius
                                 Name:  Daniel M. Junius
                                 Title: Treasurer